UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The presentation for the American Water Works Company, Inc. 2016 Investor Conference, to be held on December 15, 2016 in New York, New York, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

On December 15, 2016, American Water Works Company, Inc. (the “Company”) issued a press release announcing the Company’s earnings per share guidance for the 2017 fiscal year and reaffirming its adjusted earnings per share range for the 2016 fiscal year. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information furnished in this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits have been furnished herewith:

Exhibit	Description

99.1	American Water Works Company, Inc. 2016 Investor Conference Presentation

99.2	Press Release, dated December 15, 2016, issued by American Water Works Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: December 15, 2016	By:	/s/ Linda G. Sullivan
Linda G. Sullivan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1*	American Water Works Company, Inc. 2016 Investor Conference Presentation

99.2*	Press Release, dated December 15, 2016, issued by American Water Works Company, Inc.

*	Furnished herewith.